SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2006

Tri-Valley Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31852	84-0617466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4550 California Avenue Suite 600
Bakersfield, California 93309
(Address of principal executive office)

Issuer's telephone number: 661-864-0500

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On March 17, 2006, Tri-Valley Corporation announced operating results for the year ended December 31, 2006, in the press release which is incorporated herein as Exhibit 99.1

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2006	TRI-VALLEY CORPORATION /s/ F. Lynn Blystone
F. Lynn Blystone, President and Chief Executive Officer